FOR IMMEDIATE RELEASE: August 7, 2024 Centrus Board Adds Two Members With Key National Security, Industry, and Nuclear Expertise BETHESDA, Md. – Today Centrus Energy (NYSE American: LEU) announced that its Board of Directors has appointed Stephanie O’Sullivan to the Board. The Board also welcomed the election of Ray Rothrock at its June 20, 2024 annual meeting. “Having served at the highest levels of the U.S. Intelligence Community, Stephanie O’Sullivan has deep experience in national security and a unique understanding of why Centrus’ work is so critical to the nation,” said Mikel Williams, Chairman of the Board of Directors. “With decades of experience as a venture investor and a background in nuclear engineering, Ray Rothrock knows what it takes to finance and deploy innovative clean energy technologies like ours. We are honored that these two leaders have agreed to join the board and believe their expertise and insights will be enormously valuable in the years to come.” “I am proud to be joining the Centrus Board of Directors at such a critical time for the company, and the country,” said O’Sullivan. “Restoring a U.S.-technology uranium enrichment capability is not only crucial to our energy future, it’s a vital national security priority. Centrus is well-positioned to lead that effort. I look forward to doing whatever I can to help achieve that mission.” “As someone who has spent much of my career evaluating and investing in energy technology companies, I see tremendous potential in Centrus and believe the company has an indispensable role to play in reclaiming U.S. leadership in nuclear fuel production,” said Rothrock. “I am honored to have the opportunity to help Centrus achieve success in deploying the new, domestic uranium enrichment capacity the nation so urgently needs.” About Stephanie O’Sullivan Stephanie O'Sullivan served as the Principal Deputy Director of National Intelligence at Office of the Director of National Intelligence from February 2011 to January 2017. Ms. O'Sullivan focused on the operations of the ODNI and the Intelligence Community (IC), as well as IC integration initiatives and resource challenges. Before this assignment she served as the Associate Deputy Director of the Central Intelligence Agency (CIA) where she worked with the Director and Deputy Director in the overall leadership of the Agency, with emphasis on day-to-day management of the organization.

Prior to becoming Associate Deputy Director of the CIA, Ms. O'Sullivan for four years led the CIA's Directorate of Science and Technology (DS&T) - the part of the Agency responsible for developing and deploying innovative technology in support of intelligence collection and analysis. In her career, she held various management positions in the CIA's DS&T, where her responsibilities included systems acquisition and research and development in fields ranging from power sources to biotechnology. Ms. O'Sullivan joined the CIA in 1995 after working for the Office of Naval Intelligence and TRW. Ms. O’Sullivan’s appointment, effective August 6, 2024, fills a newly created position on the Board, which now has nine Directors. About Ray Rothrock Ray Rothrock is founder of FiftySix Investments a seed/early-stage venture investment firm based in Silicon Valley. From 2014 to 2020, he served as the Chairman and Chief Executive Officer at RedSeal Inc. which provides cyber and business insights via its cyber risk modeling platform and currently serves on its board. Prior to RedSeal, he served as a partner and management committee member at the venture capital firm of Venrock Associates. For 25 years, Mr. Rothrock was early venture investor in cyber security, energy, and other technology startups. Mr. Rothrock serves on the board of directors of several organizations including Check Point Software Technology, Roku Inc., Shine Technologies and several non-governmental organizations. Mr. Rothrock is the author of the critically acclaimed book Digital Resilience: Is Your Company Ready for the Next Cyber Threat? (Harper Collins, Apr. 2018) and a frequent speaker and author of several articles on cybersecurity, energy and venture capital. Mr. Rothrock’s education includes a Bachelor of Science degree in Nuclear Engineering from Texas A&M, a Master of Science degree in nuclear engineering from the Massachusetts Institute of Technology and a Master of Business Administration degree from the Harvard Business School About Centrus Energy Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com. Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties, and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following which are, and will be, and any worsening of the global business and economic environment as a result; risks related to our potential inability to secure additional waivers or other exceptions from the ban or sanction in a timely manner or at all in order to allow us to continue importing Russian LEU under the TENEX Supply Contract or otherwise doing business with TENEX or implementing the TENEX Supply Contract; risks related to TENEX's refusal or inability to deliver LEU to us for any reason including because (i) U.S. or foreign government sanctions or bans are imposed on LEU from Russia or on TENEX, (ii) TENEX is unable or unwilling to deliver LEU, receive payments, receive the return of natural uranium hexafluoride, or conduct other activities related to the TENEX Supply Contract, or (iii) TENEX elects, or is directed (including by its owner or the Russian government), to limit or stop transactions with us or with the United States or other countries; risks related to component failure which prevent plant operations or high-assay low-enriched uranium ("HALEU") production; risks related to the government's inability to satisfy its obligations under the HALEU Operation Contract including supplying government furnished equipment under the HALEU Operation Contract and processing security clearances due to a government shutdown or other reasons; risks related to whether or when government funding or demand for HALEU for government or commercial uses will materialize; risks related to (i) our ability to perform and absorb costs under our agreement with the U.S. Department of Energy ("DOE") to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the "HALEU Operations Contract"), (ii) our ability to obtain contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the HALEU enrichment facility may not be available to us as a future source of supply; risks related to actions, including reviews, that may be taken by the U.S. government, the Russian government, or other governments that could affect our ability to perform under our contractual obligations or the ability of our sources of supply to perform under their contractual obligations to us; risks related to uncertainty regarding our ability to commercially deploy a competitive enrichment technology; risks related to the fact that we face significant competition from major producers who may be less cost sensitive or are wholly or partially government owned; risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and other risks and uncertainties discussed in this and our other filings with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our other filings with the SEC, including our Annual report on Form 10-K for the year ended December 31, 2023, and our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

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Contacts:

Investors: Dan Leistikow at LeistikowD@centrusenergy.com
Media: Lindsey Geisler at GeislerLR@centrusenergy.com

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